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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     October 14, 1999


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)



                                   33-64244
  United States                                                51-0331454
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(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)



                              Wilmington, DE. 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

In accordance with Section 2.07 of the MBNA Master Credit Card Trust Pooling and Servicing Agreement, $731,536,415.87 of Principal Receivables were removed from MBNA Master Credit Card Trust and reassigned to MBNA America Bank, National Association on September 17, 1999. The amount of Investor Certificates remained unchanged at $225,000,000.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 20:





      20.1. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended September 30, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 99:






     99.1. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended September 30, 1999.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     October 14, 1999


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         /s/Jack Fioravanti
                                   ----------------------------------
                                Name:       Jack Foiravanti
                                Title: 	  Senior Vice President